                                  Exhibit 10.1

                          CONSENT AND SECOND AMENDMENT
                                       to
            SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Consent and Second Amendment to Second Amended and Restated Loan and Security Agreement ("Amendment"), dated effective as of May 5, 1999 (the "Effective Date"), is entered into among American Builders & Contractors Supply Co., Inc., a Delaware corporation ("Borrower") with its chief executive office located at One ABC Parkway, Beloit, Wisconsin, the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders") and NationsBank, N.A. ("NationsBank"), as Agent for the Lenders (in such capacity, the "Agent"):

                                    Recitals
                                    --------

     a. The Borrower, the Lenders and Agent are party to that certain Second Amended and Restated Loan and Security Agreement dated as of May 12, 1998, as amended by the First Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of January 15, 1999 (the "Loan Agreement") pursuant to which Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein (terms defined by the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement).

     b. The Borrower has informed the Agent that Borrower proposes to use the proceeds of Revolving Loans to repurchase and reacquire, at a discount, up to $10,000,000 face amount of Senior Subordinated Notes (collectively referred to hereinbelow as the "Proposed Actions"). The Proposed Actions are prohibited by (without limitation) Section 7.12 ("Use of Proceeds"), Section 8.4 ("Investments or Loans") and Section 8.21 ("Senior Subordinated Notes and Related Guaranties") of the Loan Agreement without the prior consent of Agent Requisite Lenders as required by Section 10.15 ("Entire Agreement; Amendments") of the Loan Agreement. The Borrower has requested the Agent to consent to the Proposed Actions and amend the Loan Agreement in certain respects, and the Agent is willing to do so, subject to consent by Requisite Lenders and the other terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

                                   ARTICLE I
                          AMENDMENT TO LOAN AGREEMENT

     1.1. Amendments to Section 1.1 of the Loan Agreement. Section 1.1 ("Definitions") of the Loan Agreement is hereby amended as follows:

     a. A new definition of "Outstanding Senior Subordinated Notes" and a new definition of "Repurchased Senior Subordinated Notes" each hereby is added, which shall be deemed inserted into Section 1.1 alphabetically and which shall read as follows, respectively:

          "Outstanding Senior Subordinated Notes" means Senior Subordinated Notes other than Repurchased Senior Subordinated Notes.

          "Repurchased Senior Subordinated Notes" means Senior Subordinated Notes that are held by Borrower following repurchase thereof not prohibited by this Agreement.

     b. The first sentence of the definition of "Tangible Net Worth" hereby is amended and restated to read as follows:

          "Tangible Net Worth" means, at any time, total assets minus total liabilities (excluding from such total liabilities the Outstanding Senior Subordinated Notes and the Subordinated Seller Obligations, if
          any) decreased by the Affiliates Investments Limit and decreased by the book value of all intangible assets (other than Accounts), including without limitation, patents, brand names, trademarks, licenses, goodwill, customer lists, mailing lists, subscription lists, organization expenses, and deferred costs, determined as of such time on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP.

     The remaining portion of such definition shall remain unchanged.

     1.2. Amendment to Section 2.9 of the Loan Agreement. Section 2.9 ("Optional Prepayments") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          2.9 Optional Prepayments. The Borrower may, at its option, prepay at any time during the Initial Term or any subsequent Term all or any portion of the Liabilities. Subject to Section 2.10 and the requirements of
     Section 2.11(c), prepayments of a portion of the Liabilities may be made by the Borrower without incurring a premium or prepayment fee; provided, if the Borrower prepays all of the Liabilities in full and terminates this Agreement as of an effective time prior to June 30, 2000, the Borrower shall pay the Agent, for the account of the Lenders, as liquidated damages and compensation for the costs of the Lenders' being prepared to make funds available to the Borrower under this Agreement, a prepayment fee equal to one quarter of one percent (.25%) of the Maximum Facility. Notwithstanding the foregoing, no fee shall be payable under this Section 2.9 with respect to a prepayment occurring (i) after the Revolving Loans have been accelerated or (ii) after the Agent, on behalf of the Lenders, has requested in writing that the Borrower attempt to prepay the Revolving Loans.

     1.3. Amendment to Section 8.8 of the Loan Agreement. Section 8.8 ("Capital Expenditures Limitation") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          8.8 Capital Expenditure Limitations. The Borrower and its Subsidiaries, if any, shall not purchase, invest in or otherwise acquire, additional real estate, Equipment, Rolling Stock or other fixed assets, which, in the aggregate, cost the Borrower and its Subsidiaries, if any, more than Twenty Six Million Five Hundred Thousand Dollars ($26,500,000.00) during the calendar year ending December 31, 1997, Twenty Seven Million Dollars ($27,000,000.00) during the calendar year ending December 31, 1998, and Twenty Million Dollars ($20,000,000.00) during the calendar year ending December 31, 1999 and any calendar year thereafter. For purposes of the foregoing, there shall be excluded therefrom capital expenditures made to finance Store Acquisitions pursuant to Section 8.3.

     1.4. Amendment to Section 8.17 of the Loan Agreement. Section 8.17 ("Minimum Tangible Net Worth") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          8.17 Minimum Tangible Net Worth. Tangible Net Worth, as determined as of each date set forth below, shall not be less than the amount set forth below opposite such date:

                 Date                                  Amount
                 ----                                  ------

     December 31, 1998                   $60,000,000.00

     Each fiscal year-end thereafter     An amount, determined as of the end of
                                         any such fiscal year end, equal to
                                         $75,000,000.00 less the aggregate face
                                         amount, if any, of Repurchased Senior
                                         Subordinated Notes

     1.5. Amendment to Section 8.20 of the Loan Agreement. Section 8.20 ("Minimum Average Unused Availability") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          8.20 Minimum Average Unused Availability. The Borrower will not permit Average Unused Availability for any of the following specified calendar months of each year to be less than the following prescribed amount for such calendar month:

     Specified Calendar Month    Minimum Average Unused Availability
     ------------------------    -----------------------------------

             January                        $ 5,000,000
             February                       $ 5,000,000
             March                          $ 5,000,000
             April                          $ 5,000,000
             May                            $10,000,000
             June                           $15,000,000
             July                           $15,000,000
             August                         $15,000,000
             September                      $15,000,000
             October                        $15,000,000
             November                       $10,000,000
             December                       $ 5,000,000

                                   ARTICLE II
                          CONSENT TO PROPOSED ACTIONS

     2.1. Consent to Proposed Actions. Subject to the terms hereof and conditioned as provided by Section 2.2, the Agent hereby consents to the Borrower (a) using the proceeds of Revolving Loans to finance (b) the repurchase and reacquire up to $10,000,000 face amount of Senior Subordinated Notes.

     2.2. Conditions. The Agent's consent under Section 2.1 is expressly conditioned on satisfaction of each of the following conditions precedent:

     a. No Event of Default or Default shall be in existence as of the time of such repurchase, or would result therefrom;

     b. The maximum aggregate face amount of Senior Subordinated Notes repurchased by the Borrower shall not exceed $10,000,000;

     c. The maximum aggregate consideration paid by the Borrower in respect of such repurchase and reacquisition, including cash and all other forms, if any, of consideration, shall not exceed $9,000,000 plus unpaid accrued interest payable at the time of such repurchase;

     d. Such repurchase shall be in compliance with all applicable laws and regulations and shall not be prohibited by the Indenture; and

     e. Promptly upon consummating such repurchase the Borrower shall give the Agent written notice thereof, therein specifying the aggregate face amount of Senior Subordinated Notes repurchased and the aggregate consideration paid by the Borrower therefor and certifying to the Lender that all conditions specified by this Section 2.2 have been satisfied.

     2.3 Limitation. The consent granted by the Agent pursuant to Section 2.1 is expressly limited as provided herein and shall not extend to any other actions or proposed actions or impair any provision of any of the Financing Agreements. Nothing in this Amendment shall constitute a waiver of any rights of Agent or the Lenders under any of the Financing Agreements.

                                  ARTICLE III
                                 MISCELLANEOUS

     3.1. Conditions to Effectiveness. This Amendment, including the amendments, consent and other terms set forth herein, shall become effective as of the Effective Date upon the satisfaction of each the following conditions precedent, all of which must be satisfied and acceptable in form and substance to the Agent and each Lender signatory hereto in each of their sole discretion.

     a. Execution and Delivery. This Amendment shall have been executed and delivered by each of the Borrower, the Agent and Requisite Lenders.

     b. Consent and Agreement of Guarantors. Each of Amcraft Building Products Co., Inc. and Mule-Hide Products Co., Inc. shall have executed the Consent and Agreement of Guarantors which is attached to and made a part of this Amendment, in form and substance satisfactory to the Agent.

     c. Consent and Agreement by Validity Guarantors. Each of Kendra A. Story and Kenneth A. Hendricks shall have executed the Consent and Agreement by Validity Guarantors which is attached to and made a part of this Amendment, in form and substance satisfactory to the Agent.

     d. Other. The Borrower shall have executed and delivered all other agreements, documents, certifications or opinions as the Agent may reasonably request in connection with implementation of this Amendment.

     3.2. Representations, Warranties, Covenants of Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment and after giving effect thereto (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default,
(b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, are within its corporate power and have been duly authorized by all necessary corporate action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms and (e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person and do not contravene the terms of the Borrower's Articles of Incorporation or By-Laws or any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound. The Borrower covenants and agrees that, as of the effective time of any repurchase of any Senior Subordinated Notes, each such repurchase as contemplated by this Agreement will be in compliance with all applicable laws and regulations and will not be prohibited by the Indenture.

     3.3. Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Financing Agreements shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power or remedy of the Lenders under the Loan Agreement or any of the other Financing Agreements, or
(b) any Default or Event of Default. This Amendment shall constitute a Financing Agreement.

     3.4. Fees, Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

     3.5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy of any such executed counterpart shall be deemed valid and may be relied upon as an original.

     3.6. Effectiveness. This Amendment shall be deemed effective prospectively as of the Effective Date specified in the preamble upon execution by the Borrower, the Agent and sufficient of the Lenders whose names appear on the signature pages below to constitute Requisite Lenders (subject, however, to the prior satisfaction of all other conditions for effectiveness as specified by
Section 3.1).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.



                              [SIGNATURES FOLLOW]

                                    AMERICAN BUILDERS &
ATTEST:                             CONTRACTORS SUPPLY CO., INC.
By:___________________________      By:____________________________________
Name:_________________________         Kendra A. Story, Chief Financial Officer
Title:________________________

                                    NATIONSBANK, N.A.
                                    In its capacity as Agent
                                    By:____________________________________
                                       Doug Motl, Vice President

                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO
                                    In its capacity as Co-Agent
                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    NATIONSBANK, N.A.
                                    In its capacity as a Lender
                                    By:____________________________________
                                       Doug Motl, Vice President

                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO
                                    In its capacity as a Lender
                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    LASALLE BUSINESS CREDIT, INC.
                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    HARRIS TRUST AND SAVINGS BANK
                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    FLEET CAPITAL CORPORATION
                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    FLEET BUSINESS CREDIT CORPORATION
                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                      CONSENT AND AGREEMENT BY GUARANTORS

     Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Amended and Restated Guaranty Agreement dated as of May 12, 1998, executed and delivered by each of the undersigned, respectively, to the Agent for the benefit of the Lenders. All references in each such Guaranty, respectively, to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.


                              AMCRAFT BUILDING PRODUCTS CO., INC.



                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________



                              MULE-HIDE PRODUCTS CO., INC.



                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________



                  CONSENT AND AGREEMENT BY VALIDITY GUARANTORS

     Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Validity Certification dated as of May 12, 1998, executed and delivered by each of the undersigned, respectively, to the Agent for the benefit of the Lenders. All references in each such Validity Certification, respectively, to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.



                              _____________________________________
                                     Kenneth A. Hendricks


                              ____________________________________
                                     Kendra A. Story

                            FINANCIAL DATA SCHEDULE
                                   EXHIBIT 27
                AMERICAN BUILDERS & CONTRACTORS SUPPLY CO., INC.

THE SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM ABC SUPPLY'S CONSOLIDATED BALANCE SHEET AT MARCH 31, 1999, AND CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL STATEMENTS.